Intangible assets, net	12 Months Ended
Dec. 31, 2021
Intangible assets, net
Intangible assets, net

7    Intangible assets, net

The following table summarizes the Group’s intangible assets, net:

	As of December 31,
	2020	2021
	RMB	RMB
Trademark	2,900	2,900
Computer software	24,956	40,639
Copyright for teaching materials	7,946	12,864
Total	35,802	56,403
Less: Accumulated amortization	(15,500)	(23,225)
Less: impairment provision	—	(21,967)
Intangible assets, net	20,302	11,211

For the years ended December 31, 2019, 2020 and 2021, amortization expenses amounted to RMB3,927, RMB3,817 and RMB8,336 respectively. For the years ended December 31, 2019, 2020 and 2021, intangibles impairment amounted to nil, nil and RMB21,967 respectively.

As of December 31, 2021, amortization expense of intangible assets for future years is expected to be as follows:

Amortization
Expense
RMB
2022	2,661
2023	2,374
2024	1,696
2025	1,061
2026 and thereafter	3,419
11,211